EXHIBIT 23.2


                                                     PricewaterhouseCoopers LLP
                                                     1301 Avenue of the Americas
                                                     New York, NY 10019-6013
                                                     Telephone:  (646) 471-4000
                                                     Facsimile:  (646) 394-1301




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 6, 2002 relating to the financial statements and financial statement schedule of Griffon Corporation, which appears in Griffon Corporation's Annual Report on Form 10-K for the year ended September 30, 2002.


            \s\PricewaterhouseCoopers LLP
            PRICEWATERHOUSECOOPERS LLP


January 24, 2003